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                                                                  Exhibit 10.1.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of September 8, 2003, is entered into among MERITAGE CORPORATION, a Maryland corporation (the "Borrower"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"), GUARANTY BANK, as Administrative Agent and Swing Line Lender, FLEET NATIONAL BANK, as Syndication Agent, and BANK ONE, NA, as Documentation Agent.

                                   BACKGROUND

         A. The Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender are parties to that certain Credit Agreement, dated as of December 12, 2002 (the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

         B. The Borrower has requested an amendment to the Credit Agreement to account for a change in GAAP.

         C. The Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Swing Line Lender and the Administrative Agent covenant and agree as follows:

         1. AMENDMENT. Section 1.03 of the Credit Agreement is hereby amended by adding a new clause (d) thereto to read as follows:

                  (d) In order to adhere to the intent of this Section 1.03, the financial ratios, calculations and covenants (including the computation of the components thereof) shall be calculated without giving effect to FASB Interpretation No. 46 enacted by the Financial Accounting Standards Board after the Closing Date, and all references to GAAP herein shall refer to GAAP as so calculated.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

         (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

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         (b)      no event has occurred and is continuing which constitutes a
Default or an Event of Default;

         (c) (i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, and (iii) this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of their properties are subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor) is required for (i) the execution, delivery or performance by the Borrower of this First Amendment or
(ii) the acknowledgement by each Guarantor of this First Amendment.

         3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:

         (a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders;

         (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor; and

         (c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         4.       REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

         (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction,

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execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

         6.       GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Guarantor
(a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

         7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

         8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

         9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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         IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

                                   MERITAGE CORPORATION

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        VP-CFO

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                                   GUARANTY BANK, as Administrative Agent

                                   By:  /s/ Sam A. Meade
                                        ----------------------------------------
                                        Name:  Sam A. Meade
                                        Title: Senior Vice President

                                   GUARANTY BANK, as a Lender and Swing Line
                                   Lender

                                   By:  /s/ Sam A. Meade
                                        ----------------------------------------
                                        Name:  Sam A. Meade
                                        Title: Senior Vice President

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                                   FLEET NATIONAL BANK, as a Lender and
                                   Syndication Agent

                                   By:  /s/ Daniel L. Silbert
                                        ----------------------------------------
                                        Name:  Daniel L. Silbert
                                        Title: Director

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                                   BANK ONE, NA, as a Lender and Documentation
                                   Agent

                                   By: ___________________________
                                       Name:  ____________________
                                       Title: ____________________

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                                   WELLS FARGO BANK ARIZONA
                                   NATIONAL ASSOCIATION, as a Lender

                                   By:  /s/ Victoria Benedict
                                        ----------------------------------------
                                        Name:  Victoria Benedict
                                        Title: SVP

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                                   U.S. BANK NATIONAL ASSOCIATION, as a
                                   Lender

                                   By:  /s/ Adrian Montero
                                        ----------------------------------------
                                        Name:  Adrian Montero
                                        Title: Assistant Vice President

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                                   CALIFORNIA BANK AND TRUST, as a Lender

                                   By:  /s/ Stephanie Lantz
                                        ----------------------------------------
                                        Name:  Stephanie Lantz
                                        Title: VP

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                                   COMPASS BANK, as a Lender

                                   By:  /s/ Steven S. Heslep
                                        ----------------------------------------
                                        Name:  Steven S. Heslep
                                        Title: SVP

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                                   ACKNOWLEDGED AND AGREED TO:

                                   MONTEREY HOMES ARIZONA, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   MONTEREY HOMES CONSTRUCTION, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   MERITAGE HOMES OF ARIZONA, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   MERITAGE PASEO CROSSING, LLC

                                   By:  Meritage Homes of Arizona, Inc., its
                                        Sole Member

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

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                                   MERITAGE HOMES CONSTRUCTION, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   MERITAGE PASEO CONSTRUCTION, LLC

                                   By:  Meritage Homes Construction, Inc., its
                                        Sole Member

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   HANCOCK-MTH COMMUNITIES, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   HANCOCK-MTH BUILDERS, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

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                                   MTH-TEXAS GP, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   MTH-TEXAS LP, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   LEGACY/MONTEREY HOMES L.P.

                                   By:  MTH-Texas GP, Inc., its General Partner

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   MERITAGE HOLDINGS, L.L.C.

                                   By:  Legacy/Monterey Homes, L.P., its Sole
                                        Member

                                   By:  MTH-Texas GP, Inc., its General Partner

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

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                                   LEGACY OPERATING COMPANY, L.P.

                                   By:  Meritage Holdings, L.L.C., its General
                                        Partner

                                   By:  Legacy/Monterey Homes, L.P., its Sole
                                        Member

                                   By:  MTH-Texas GP, Inc., its General Partner

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   HULEN PARK VENTURE, LLC

                                   By:  Legacy Monterey Homes L.P., its Sole
                                        Member

                                   By:  MTH-Texas GP, Inc., its General Partner

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   MTH-TEXAS GP II, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

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                                   MTH-TEXAS LP II, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   MTH HOMES-TEXAS, L.P.

                                   By:  MTH-Texas GP II, Inc., its General
                                        Partner

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   MERITAGE HOMES OF NORTHERN
                                   CALIFORNIA, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   MTH-HOMES NEVADA, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

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                                   MTH-CAVALIER, LLC

                                   By:  Monterey Homes Construction, Inc., its
                                        Sole Member

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   MISSION ROYALE GOLF COURSE, LLC

                                   By:  Hancock-MTH Builders, Inc., its Sole
                                        Member

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

                                   LEGACY-HAMMONDS MATERIALS, L.P.

                                   By:  Meritage Holdings, L.L.C., its General
                                        Partner

                                   By:  Legacy/Monterey Homes L.P., its Sole
                                        Member

                                   By:  MTH-Texas GP, Inc., its General Partner

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                        Vice President and Secretary

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